UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                              THIRD CENTURY BANCORP
                              -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Indiana                     000-50828                  20-0857725
------------------------------      ------------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


80 E Jefferson Street, Franklin, Indiana                      46131
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (317) 736-7151
                                                     ---------------



                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments  to  Articles of Incorporation or Bylaws; Change in
                  Fiscal Year
                  --------------------------------------------------------------

     On February 2, 2006, the Company's Board of Directors amended the Company's bylaws to provide that the Annual Meeting of Shareholders shall be held at 9:00 a.m. on the third Wednesday in May or such other day and time as provided for by the Board of Directors.


Item 9.01         Financial Statements and Exhibits
                  ----------------------------------

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

                  Exhibit No.                        Description
                  ------------                       -----------

                  99                                 Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           THIRD CENTURY BANCORP



DATE: February 8, 2006                  By:/s/ Robert D. Heuchan
                                           ------------------------
                                           Robert D. Heuchan
                                           President and Chief Executive Officer